united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

           Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

           225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

           The Corporation Trust Company

           1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/22

Item 1. Reports to Stockholders.

ANNUAL REPORT

THE BIONDO FOCUS FUND

ANNUAL REPORT
December 31, 2022

1-800-672-9152
www.thebiondogroup.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Fellow Shareholders,

Happy New Year! The stock market ended a difficult 2022 on a negative note, as the Dow Jones Industrial Average, S&P 500, and Nasdaq Composite all closed lower on the last day of the year. This marked the end of the worst year for stocks since 2008, with all three major indices suffering their worst year since 2008, and ending a three-year winning streak. The Dow fared the best, down 6.86%, while the S&P 500 dropped 18.11% and the Nasdaq tumbled 32.54%. We believe factors such as “sticky” inflation, aggressive rate hikes from the Federal Reserve, and geopolitical concerns weighed on investor sentiment throughout the year.

The Biondo Focus Fund reflected the weakness in growth stocks this year. The Fund rallied in the fourth quarter, up 9.98%, but still finished the year down 35.33%. Both of these returns are after the reduction of fees.

A few of the Fund’s holdings outperformed on a relative basis, such as Shockwave Medical, Abiomed and Mastercard. The Fund had some exposure to derivatives early in the year, which had a positive impact on performance, as call options positions in Abiomed and covered calls in Bed Bath & Beyond both resulted in gains. There was one new purchase during the year - IDEXX Laboratories, which provides diagnostic, detection, and information systems for veterinary, food, and water testing applications.

The Fund has an overweight position in technology as well as healthcare. Beginning in 2021, the market saw some rotation into more traditional, cyclical sectors such as transportation, leisure, industrials and energy. As a consequence, we believe the Fund underperformed in 2022 due to limited exposure to these groups and overweight exposure to tech and healthcare stocks. Major detractors from performance during the period include Shopify Inc., Block Inc., SVB Financial and Atlassian Corp. The selloff in tech and healthcare stocks, particularly in the second quarter, significantly impacted all of these positions.

In response to these market dynamics, we also sold positions in a few companies during the year, including Teladoc Health, BioCryst Pharmaceuticals and Bed Bath & Beyond. These are companies we felt would not fare well in the current environment given their interest rate sensitivity and cyclical business models. In addition, Abiomed was acquired by Johnson & Johnson in an all-cash deal that closed late in the year. We’ve added to positions in less cyclical positions that we felt were selling at more attractive valuations, and would provide potential long term price appreciation.

2022 was a difficult year for both professional and individual investors in the economy and financial markets, as there were few safe places to invest, aside from cash, energy stocks, and certain commodities. We feel this was due to the long-term effects of quantitative easing, a central banking strategy that led to inflation in financial assets and a preference for financiers over savers. The Federal Reserve attempted to combat inflation by raising interest rates, which resulted in a significant re-rating of stocks and a potential recession in 2023. However, there were also opportunities amidst the challenges. Supply chains improved, COVID-19 cases declined in the United States, and prices for key raw materials fell sharply from their post-war highs.

While inflation was the biggest story of 2022, there are significant signs that it may be cooling. The US Consumer Price Index (CPI) fell 0.1% in December, meeting expectations, for the biggest drop since April 2020. One of the most notable trends in 2022 was the sudden shift in prices for key inputs like gasoline, crude oil, and wheat. These commodities all saw prices surge by at least 50% in the first half of the year, only to decline by at least 36% in the second half. In our opinion, this trend, known as a “roundtrip,” suggests that prices may continue to fall in 2023.

The December employment report showed strong but slowing job growth, with 223,000 jobs added and the unemployment rate falling to 3.469%. This is a positive sign for the labor market, but the pace of job creation is expected to slow in the coming months. Additionally, the report showed a greater-than-expected slowdown in wage gains, with average hourly wages increasing 4.6% on an annual basis, which is less than the 5% economists expected. The report sparked a stock market rally to start the new year, and encouraged investors who hope slower wage inflation means the Federal Reserve will not have to continue raising interest rates. Economists disagree, however, on whether this will lead to a soft landing for the economy, with some warning of a potential shallow recession.

This debate over tight labor markets and other “stickier” components of inflation may lead to long-term interest rates remaining elevated for longer than the market would like. The transition from quantitative easing to quantitative tightening is expected to have a significant impact on monetary policy and business models. Companies that can increase cash flows organically are expected to fare better in this new era. The Fed is not likely to pivot to easier monetary policy until the labor market cools, and interest rates are positive in real terms. Investors should be patient, and remember that during a previous market downturn, there were several counter-trend rallies.

As we look ahead to 2023, it is important to prepare for the possibility of a sideways, volatile market. While no one can predict the future with certainty, there are several factors that may contribute to choppiness in the coming year.

We believe one of the major risks on the horizon is the potential for declining earnings. With estimates coming down and an increasing number of companies seeing earnings downgrades, there is a growing consensus that earnings have peaked. This could be a temporary slowdown within a broader earnings growth cycle, as has happened in the past. However, there is one key indicator that suggests this slowdown may be more significant - the yield curve.

Normally, the yield curve is upward sloping, with higher yields for longer-term bonds and lower yields for shorter-term bonds. However, in the lead-up to a recession, this relationship often flips, with short-term rates higher than long-term rates. This is known as an “inverted” yield curve, and it is often seen as a sign of a coming recession. The yield curve is currently inverted to a degree that has not been seen since the early 1980s. While it is possible to try to explain away this signal, it is worth noting that it is now inverted, regardless of how you slice or define the yield curve.

If a recession does occur, it could lead to a prolonged period of declining earnings. Historically, stock prices have bottomed out well ahead of earnings, with a recovery starting around two quarters before earnings begin to recover. However, if an earnings decline persists throughout 2023, it could mean that the bear market will also stick around through the end of 2023, and the recent low in October will not end up holding as the low point for this bear market.

Another risk that could contribute to market choppiness is the potential for the Federal Reserve to stay the course with interest rate increases. Currently, the market is expecting the Fed to raise the federal funds rate to around 5%, and then start cutting rates almost immediately, bringing them down to around 3% in 2024. Fed Chairman Powell has indicated, however, that the Fed may stay in the restrictive zone for some time, and the Fed’s recent “dot plot” shows that most FOMC members expect to maintain a relatively high interest rate environment in the coming years.

Higher interest rates can make it more difficult for companies to borrow and invest, which can slow down economic growth and lead to lower earnings. Additionally, higher interest rates can make bonds more attractive to investors, leading to outflows from equities and putting downward pressure on stock prices.

While these risks may seem daunting, it is important to remember that the market has faced challenges in the past and has always found a way to recover. First and foremost, it is important to remember that much of the bad news is already priced into the market. While there may be more negative developments to come, it can be argued that the market has already factored in many of the worst-case scenarios.

Additionally, there are opportunities to be found, even in a choppy market. When it comes to bear markets, everything tends to go bad all at once. We have seen this in the current market, with all sectors, both large- and small-cap stocks, and both domestic and international indexes suffering similarly. This means that there are opportunities to be found across the board, and not just in one specific area.

Quality companies that can survive a recession, and even thrive by extending their competitive advantages, may be a good investment opportunity, in our opinion. Value stocks, which have historically performed well during rising rates or falling markets, may also be worth considering.

We also believe the heavy sell-off in technology stocks over the past year has created a buying opportunity, for those willing to take a long-term view. The digital transformation of businesses is still in its early stages, and technology companies that are at the forefront of this trend will be well-positioned for future growth.

Some of the important technical indicators that we incorporate into our investment strategies are also providing reason for optimism as we begin 2023. Specifically, money flow analysis – which measures stock price action on a volume-weighted basis – has been trending in a positive manner since June of last year. Divergences in money flow trends can help identify major turning points in markets, and have been historically reliable as a leading indicator. Thus, while price trends have yet to turn positive, there are signals below the surface that suggest a more favorable environment for investors ahead.

As always, we will continue to focus on our long-term investment strategy, and will not be swayed by short-term market fluctuations. We are confident that by staying disciplined and remaining patient, we will be able to identify and capitalize on opportunities as they arise. We appreciate the trust and confidence you have placed in us, and we appreciate the opportunity to serve your investment needs.

Very Truly Yours,

Scott A. Goginsky	Joseph P. Biondo	Joseph R. Biondo
Partner	Chief Executive Officer	Founder
Research Analyst	Chief Investment Officer	Senior Portfolio Manager
Portfolio Manager	Portfolio Manager

Sources: Performance returns – Bloomberg, Ultimus; CPI, Employment report – CNBC; 2023 outlook – Fidelity; Commodity prices – FSI Insight; Bear markets – WSJ

6050-NLD-02012023

The Biondo Focus Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2022

The Fund’s performance figures* for the periods ended December 31, 2022, compared to its benchmarks:

				Annualized
				Inception**-
	One	Annualized	Annualized	December 31,
	Year	Five Year	Ten Year	2022
The Biondo Focus Fund - Investor Shares	(35.33)%	3.40%	9.65%	6.49%
Dow Jones Industrial Average Total Return Index	(6.86)%	8.38%	12.30%	11.87%
S&P 500 Total Return Index	(18.11)%	9.42%	12.56%	11.95%

Comparison of the Change in Value of a $10,000 Investment ***

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Per the fee table in the Fund’s May 1, 2022 prospectus, the Fund’s total annual operating expense ratio before waivers is 1.60%. Shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. For performance information current to the most recent month-end, please call 1-800-672-9152.

**	Inception date is March 17, 2010.

The Dow Jones Industrial Average Total Return Index represents large and well-known U.S. companies and covers all industries with the exception of Transportation and Utilities. Investors cannot invest directly in an index.

The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

***	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

The Biondo Focus Fund

PORTFOLIO REVIEW (Unaudited) (Continued)

December 31, 2022

The Fund’s top holdings by sector are as follows, as of December 31, 2022:

Sectors	% of Net Assets
Medical Equipment & Devices	31.6%
Technology Services	16.7%
Technology Hardware	10.6%
Software	9.4%
Internet Media & Services	4.1%
E-Commerce Discretionary	3.4%
Semiconductors	3.4%
Banking	2.9%
Biotech & Pharma	2.1%
Other, Cash & Cash Equivalent	15.8%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

BIONDO FOCUS FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 84.2%
	BANKING - 2.9%
5,375	SVB Financial Group(a)	$1,237,003

	BIOTECH & PHARMA - 2.1%
5,000	Moderna, Inc.(a)	898,100

	E-COMMERCE DISCRETIONARY - 3.4%
17,500	Amazon.com, Inc.(a)	1,470,000

	INTERNET MEDIA & SERVICES - 4.1%
20,000	Alphabet, Inc., Class A(a)	1,764,600

	MEDICAL EQUIPMENT & DEVICES - 31.6%
22,500	Edwards Lifesciences Corporation(a)	1,678,725
20,000	Exact Sciences Corporation(a)	990,200
2,500	IDEXX Laboratories, Inc.(a)	1,019,900
9,000	Illumina, Inc.(a) (d)	1,819,800
22,500	Intuitive Surgical, Inc.(a) (d)	5,970,375
10,000	Shockwave Medical, Inc.(a)	2,056,100
		13,535,100
	SEMICONDUCTORS - 3.4%
10,000	NVIDIA Corporation	1,461,400

	SOFTWARE - 9.4%
5,750	Adobe, Inc.(a)	1,935,048
9,500	Atlassian Corp plc, CLASS A(a)	1,222,460
25,000	Shopify, Inc., Class A(a)	867,750
		4,025,258
	TECHNOLOGY HARDWARE - 10.6%
35,000	Apple, Inc. (d)	4,547,550

	TECHNOLOGY SERVICES - 16.7%
30,000	Block, Inc., Class A(a)	1,885,200

See accompanying notes which are an integral part of these financial statements.

BIONDO FOCUS FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 84.2% (Continued)
	TECHNOLOGY SERVICES - 16.7% (Continued)
15,000	Mastercard, Inc., Class A(d)	$5,215,949
		7,101,149

	TOTAL COMMON STOCKS(Cost $22,314,474)	36,040,160

	RIGHTS — 0.0%
	MEDICAL EQUIPMENT & DEVICES – 0.0%
18,500	ABIOMED, Inc. - CVR(a) (b)(c) (Cost $59,570)	—

	SHORT-TERM INVESTMENTS — 16.0%
	MONEY MARKET FUNDS - 16.0%
6,859,437	First American Treasury Obligations Fund, Class X, 4.19% (Cost $6,859,437)(d)(e)	6,859,437

	TOTAL INVESTMENTS - 100.2% (Cost $29,233,481)	$42,899,597
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(91,045)
	NET ASSETS - 100.0%	$42,808,552

CVR - Contingent Value Rights

PLC - Public Limited Company

(a)	Non-income producing security.

(b)	Illiquid security. The total fair value of the securities as of December 31, 2022 was $0, representing 0% of net assets.

(c)	Valued using unobservable inputs and fair valued by advisor.

(d)	All or a portion of the security is pledged as collateral for the line of credit. Total value of pledged securities at December 31, 2022 is $12,766,543. See Note 6.

(e)	Rate disclosed is the seven day effective yield as of December 31, 2022.

See accompanying notes which are an integral part of these financial statements.

The Biondo Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

ASSETS
Investment securities:
At cost	$29,233,481
At value	$42,899,597
Receivable for Fund shares sold	2,100
Dividends and interest receivable	3,864
Prepaid expenses & other assets	10,795
TOTAL ASSETS	42,916,356

LIABILITIES
Payable for Fund shares redeemed	12,565
Investment advisory fees payable	29,055
Payable to related parties	28,845
Distribution (12b-1) fees payable	9,438
Accrued expenses and other liabilities	27,901
TOTAL LIABILITIES	107,804
NET ASSETS	$42,808,552

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$25,965,164
Accumulated earnings	16,843,388
NET ASSETS	$42,808,552

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$42,808,552
Shares of beneficial interest outstanding	2,924,621
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$14.64

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes which are an integral part of these financial statements.

The Biondo Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022

INVESTMENT INCOME
Dividends	$65,100
Interest	13,972
TOTAL INVESTMENT INCOME	79,072

EXPENSES
Investment advisory fees	522,800
Distribution (12b-1) fees - Investor Class	130,700
Administration fees	69,795
Fund accounting fees	34,661
Transfer agent fees	28,935
Compliance officer fees	23,190
Registration fees	20,160
Audit fees	18,665
Shareholder reporting expense	15,450
Trustees’ fees and expenses	15,380
Legal fees	12,645
Custody fees	7,255
Insurance expense	3,530
Other expenses	5,520
TOTAL EXPENSES	908,686

Less: Fees waived by the Advisor	(125,835)

NET EXPENSES	782,851
NET INVESTMENT LOSS	(703,779)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on transactions from:
Investments	6,579,211
Options written	50,438
Net realized gain	6,629,649

Net change in unrealized appreciation (depreciation) on:
Investments	(31,136,311)
Options written	(648,918)
Net change in unrealized appreciation (depreciation)	(31,785,229)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(25,155,580)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,859,359)

See accompanying notes which are an integral part of these financial statements.

The Biondo Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
FROM OPERATIONS
Net investment loss	$(703,779)	$(1,110,592)
Net realized gain from investments and options written	6,629,649	4,129,952
Net change in unrealized appreciation (depreciation) of investments and options written	(31,785,229)	1,857,379
Net increase (decrease) in net assets resulting from operations	(25,859,359)	4,876,739

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(712,929)	(5,666,914)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,807,467	3,330,630
Net asset value of shares issued in reinvestment of distributions	703,041	5,622,520
Payments for shares redeemed	(8,795,799)	(8,141,430)
Redemption fee proceeds	102	542
Net increase (decrease) in net assets from shares of beneficial interest	(6,285,189)	812,262

TOTAL INCREASE (DECREASE) IN NET ASSETS	(32,857,477)	22,087

NET ASSETS
Beginning of Year	75,666,029	75,643,942
End of Year	$42,808,552	$75,666,029

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	105,354	134,575
Shares Reinvested	47,058	239,154
Shares Redeemed	(516,544)	(324,599)
Net increase (decrease) in shares of beneficial interest outstanding	(364,132)	49,130

See accompanying notes which are an integral part of these financial statements.

The Biondo Focus Fund
FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2022	2021	2020	2019		2018
Net asset value, beginning of year	$23.01	$23.35	$18.87	$16.72		$16.74
Activity from investment operations:
Net investment loss (1)	(0.23)	(0.35)	(0.27)	(0.20)		(0.25)
Net realized and unrealized gain (loss) on investments and option transactions	(7.90)	1.86	5.98	4.11		1.37	(7)
Total income from investment operations	(8.13)	1.51	5.71	3.91		1.12
Less distributions from:
Net realized gains	(0.24)	(1.85)	(1.23)	(1.76)		(1.14)
Total distributions	(0.24)	(1.85)	(1.23)	(1.76)		(1.14)
Paid-in-Capital from redemption fees (1,2)	0.00	0.00	0.00	0.00		0.00
Net asset value, end of year	$14.64	$23.01	$23.35	$18.87		$16.72
Total return (3)	(35.33)%	6.32%	30.62%	23.67	% (5)	6.47	% (5)
Net assets, end of year (in 000s)	$42,809	$75,666	$75,644	$64,359		$56,495
Ratio of gross expenses to average net assets including interest expense (4)	1.74%	1.59%	1.66%	1.65%		1.98%
Ratio of gross expenses to average net assets excluding interest expense (4)	1.74%	1.59%	1.66%	1.65%		1.93%
Ratio of net expenses to average net assets including interest expense	1.50%	1.50%	1.50%	1.50%		1.78%
Ratio of net expenses to average net assets excluding interest expense	1.50%	1.50%	1.50%	1.50%		1.73	% (6)
Ratio of net investment loss to average net assets	(1.35)%	(1.41)%	(1.34)%	(1.08)%		(1.34)%
Portfolio turnover rate	11%	21%	29%	43%		56%

(1)	Per share amounts calculated using average shares method which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total return represents aggregate total return based on Net Asset Value. Total returns would have been lower absent waived fees and reimbursed expenses. Total returns are historical in nature and assume changes in share price. The returns shown exclude the effect of applicable redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers by the advisor.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial reporting purposes and the returns based upon those net asset may differ from the net asset values and returns for shareholder processing.

(6)	Effective June 1, 2018, the expense limitation was reduced to 1.50%.

(7)	Net realized and unrealized gain on investments and option transactions does not accord with the amount reported in the Statement of Operations for the year ended December 31, 2018 due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

See accompanying notes which are an integral part of these financial statements.

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2022

1.	ORGANIZATION

The Biondo Focus Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers Investor Class shares.

The Fund seeks long-term capital appreciation, which it pursues by investing primarily in a combination of long and short positions in (1) common stock of US companies of any capitalization; (2) American Depositary Receipts (“ADRs”) representing common stock of foreign companies; (3) investment grade fixed income securities; (4) exchange-traded funds (“ETFs”) that invest primarily in (i) common stocks of US companies, (ii) ADRs or (iii) investment grade fixed income securities; and (5) options on common stock, ADRs and ETFs.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are not readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process –The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace,

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2022 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$36,040,160	$—	$—	$36,040,160
Rights	—	—	—	—
Short-Term Investments	6,859,437	—	—	6,859,437
Total	$42,899,597	$—	$—	$42,899,597

Additional disclosures surrounding Level 3 investments were not significant to the financial statements.

*	Refer to the Schedule of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange-Traded Funds - The Fund may invest in exchange-traded funds (“ETFs”). An ETF is a type of open-end fund, however, unlike a mutual fund, its shares are bought and sold on a securities exchange at market price and only certain financial institutions called authorized participants may buy and redeem shares of the ETF at net asset value. ETF shares can trade at either a premium or discount to net asset value. Each ETF like a mutual fund is subject to specific risks depending on the type of strategy (actively managed or passively tracking an index) and the composition of its underlying holdings. Investing in an ETF involves substantially the same risks as investing directly in the ETF’s underlying holdings. ETFs pay fees and incur operating expenses, which reduce the total return earned by the ETFs from their underlying holdings. An ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributable net realized capital gains, if any, are declared and paid annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributes all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2019 to December 31, 2021, or expected to be taken in the Fund’s December 31, 2022 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and may purchase or sell options to help hedge against this risk.

The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Fund writes a call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in the Fund’s portfolio. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended December 31, 2022, The Biondo Focus Fund had a net realized gain of $50,438 on written options subject to equity price risk. The realized gains/(losses) are included in the line item marked “Net realized

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

gain on transactions from options written” on the Statements of Operations. For the year ended December 31, 2022, the Fund had net unrealized depreciation of $648,918 on written options subject to equity price risk and this unrealized depreciation amount is included in the line item marked “Net change in unrealized appreciation (depreciation) on options written” on the Statements of Operations.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity.

Sector Risk – The value of securities from a specific sector can be more volatile than the market as a whole and may be subject to economic or regulatory risks different than the economy as a whole.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

Purchases	Sales
$5,456,692	$18,477,778

4.	AGGREGATE TAX UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2022 the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation(depreciation) of securities, are as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$29,233,481	$16,617,950	$(2,951,834)	$13,666,116

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Biondo Investment Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% the Fund’s average daily net assets. For the year ended December 31, 2022, the Advisor earned fees of $522,800 for its service to the Fund.

Effective March 27, 2019, pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2024, to waive a portion of its advisory fee and has agreed to reimburse a portion of the Fund’s other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) does not exceed 1.50% per annum of the Fund’s average daily net assets. This amount will herein be referred to as the “expense limitation.” For the year ended December 31, 2022, the Advisor waived fees in the amount of $125,835 for the Fund pursuant to the Waiver Agreement and a prior expense limitation agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement (or a prior expense limitation agreement), and the Fund’s operating expenses are subsequently lower than its expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If operating expenses subsequently exceed the expense limitation, the reimbursements for the Fund shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three years or prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

As of December 31, 2022, the Advisor had $306,106 of waived expenses that may be recovered by the following dates:

December 31, 2023	December 31, 2024	December 31, 2025	Total
$105,519	$74,752	$125,835	$306,106

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (or “Plan”) for Investor Class shares. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Investor Class shares for the Fund. Pursuant to the Plan, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended December 31, 2022, the Fund was charged $130,700 pursuant to the Plan.

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended December 31, 2022, the Distributor received no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

6.	BANK LINE OF CREDIT

The Fund has a secured $5,000,000 bank line of credit through Lakeland Bank (the “Bank”) for the purpose of investment purchases, subject to the limitations of the 1940 Act for borrowings. The Fund has until June 1, 2024 to pay back the line of credit. Borrowings under this arrangement bear interest at the greater of i) the lender’s prime rate minus 0.50% or ii) 3.25% per annum at the time of borrowing. During the year ended December 31, 2022, the Fund had no outstanding borrowings.

As collateral security for the bank line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description pledged by the Fund. As of December 31, 2022, the Fund had $12,766,543 in securities pledged as collateral for the line of credit.

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2022 the Fund assessed $102 in redemption fees. For the year ended December 31, 2021 the Fund assessed $542 in redemption fees.

8.	CONCENTRATION

As of December 31, 2022, the Biondo Focus Fund had 31.6% of the value of net assets invested in common stocks within the Medical Equipment & Devices sector.

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2022, National Financial Services LLC held approximately 87.3% of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by National Financial Services LLC are also owned beneficially.

10.	TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended December 31, 2022 and December 31, 2021 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2022	December 31, 2021
Ordinary Income	$—	$823,261
Long-Term Capital Gains	712,929	4,843,653
	$712,929	$5,666,914

As of December 31, 2022, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Other	Unrealized	Total
Long-Term	Book/Tax	Appreciation/	Accumulated
Gains	Differences	(Depreciation)	Earnings
$4,291,038	$(1,113,766)	$13,666,116	$16,843,388

The difference between book basis and tax basis accumulated net investment loss, unrealized appreciation and accumulated net realized gains from security and options transactions is primarily attributable to the tax deferral of losses on straddles. Amounts listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles.

During the fiscal year ended December 31, 2022, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, and, the use of tax equalization credits, resulted in reclassification for the Fund for the year ended December 31, 2022, as follows:

Accumulated
Paid In Capital	Earnings (Losses)
$(579,813)	$579,813

The Biondo Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

11.	MARKET AND GEOPOLITICAL RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of The Biondo Focus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Biondo Focus Fund, a series of shares of beneficial interest in Northern Lights Fund Trust (the “Fund”), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania

February 28, 2023

The Biondo Focus Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2022

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 through December 31, 2022.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Biondo Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
Actual	7/1/22	12/31/22	7/1/22-12/31/22	7/1/22-12/31/22
The Biondo Focus Fund	$1,000.00	$1,047.90	$7.74	1.50%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical (5% return before	Account Value	Account Value	During Period**	During Period
expenses)	7/1/22	12/31/22	7/1/22-12/31/22	7/1/22-12/31/22
The Biondo Focus Fund	$1,000.00	$1,017.64	$7.63	1.50%

*	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	“Hypothetical” expense information for each Fund is presented on the basis of the full one-half year period to enable comparison to other funds. Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

The Biondo Focus Fund
RENEWAL OF ADVISORY AGREEMENT (Unaudited)
December 31, 2022

Biondo Investment Advisors, LLC

Adviser to Biondo Focus Fund*

In connection with the regular meeting held on September 21-22, 2022 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re -approval of an investment advisory agreement (the “Advisory Agreement”) between Biondo Investment Advisors, LLC (“Biondo”) and the Trusts, with respect to the Biondo Focus Fund (the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent, and Quality of Services. The Board noted that Biondo was founded in 2004 and managed approximately $696 million in assets as of June 30, 2022 and provided a wide range of personalized financial planning and advisory services to individuals and institutional clients. The Board considered the backgrounds of Biondo’s key investment professionals servicing the Fund and expressed their satisfaction with the team’s educational background and financial industry experience. The Board reviewed Biondo’s investment process, including its research and due-diligence process. The Board acknowledged that Biondo’s investment process was based on fundamental research and analysis, focusing on companies with a minimum market cap of $1 billion that had the potential to produce high earnings growth. They discussed Biondo’s broker selection criteria, noting Biondo’s assessment of broker dealers based on the quality of services, including pricing and commissions, research provided, quality of trade executions and overall operational services. The Board acknowledged that Biondo reported no material compliance or litigation issues since its last renewal of the Advisory Agreement. The Board concluded that Biondo was expected to continue providing a high level of quality service to the Fund and its shareholders.

Performance. The Board noted the Fund was a one-star Morningstar fund and had underperformed both its benchmark, peer group, and Morningstar category across all periods. The Board considered Biondo’s explanation that the Fund’s underperformance was attributable to overweight exposure to technology and healthcare companies and limited exposure to sectors such as transportation and energy. The Board recalled its discussions with Biondo regarding risk mitigation and the impact of market downturns on risk adjusted returns. The Board acknowledged that the Fund’s objective was long-term capital appreciation and agreed that Biondo consistently

The Biondo Focus Fund
RENEWAL OF ADVISORY AGREEMENT (Unaudited) (Continued)
December 31, 2022

adhered to the Fund’s strategy since its inception and had shown the ability to deliver strong returns over specific time periods. The Board concluded that Biondo should be given the opportunity to continue to seek positive performance for shareholders.

Fees and Expenses . The Board noted that the Fund’s net expense ratio and advisory fee were each higher than their peer group and Morningstar category medians and averages. The Board observed that the advisory fee for Biondo Focus was below the fee charged by Biondo for separately managed accounts, and below the high of the category. The Board acknowledged Biondo’s explanation that concentration, leverage, and extensive research required to effectively execute the Fund’s strategy justified the higher fees. The Board also considered that shareholders benefited from the expense limitation agreement in place that limits expenses to 1.50%. After discussion, the Board concluded that the advisory fee was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by Biondo. The Board considered factors cited by Biondo to support the level of profits, including, without limitation, the additional resources required in light of the sophisticated and proprietary nature of Biondo Focus’ strategy. The Board also considered the benefits that Biondo could derive from research provided by brokers. The Board concluded that Biondo’s profitability in relation to the advisory services rendered to the Fund were not excessive.

Economies of Scale. The Board considered whether economies of scale had been reached with respect to the management of the Fund. The Board noted that Biondo had indicated a willingness to continue to evaluate the appropriateness of breakpoints when the Fund reached higher assets. The Board agreed that in light of the expense limitation agreement in place, and Biondo’s willingness to consider breakpoints in the future, the absence of breakpoints at this time was acceptable.

Conclusion. Having requested and received such information from Biondo as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded renewal of the Advisory Agreement with Biondo was in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

The Biondo Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2022

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014-2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/22 – NLFT_v1

The Biondo Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2022

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
Eric Kane Born in 1981	Vice President Since December 2022	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2022); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2020- 2022); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020); Assistant Vice President, Gemini Fund Services, LLC (2014- 2017).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013-2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President-Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2022, the Trust was comprised of 67 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-672-9152.

12/31/22 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund use to determine how to vote proxies is available without charge, upon request, by calling 1-800-672-9152 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Biondo Investment Advisors, LLC
540 Routes 6 & 209, PO Box 909
Milford, PA 18337

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

BFF-AR22

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. N/A

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Dec 2022 - $ 15,200

Dec 2021 - $ 15,200

(b)	Audit-Related Fees

Dec 2022 - None

Dec 2021 - None

(b)	Tax Fees

2022 - $ 2,500

2021 - $ 2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

Dec 2022 - None

Dec 2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

       Dec 2022       Dec 2021

Audit-Related Fees:                    0.00%            0.00%

Tax Fees:                                      0.00%            0.00%

All Other Fees:                            0.00%             0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Dec 2022 - $2,500

Dec 2021 - $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)            Not applicable

(j)            Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not Applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/8/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/8/23

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 3/8/23